UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 6, 2017

Commission File Number:  0-23636

Hawthorn Bancshares, Inc.
(Exact name of registrant as specified in its charter.)

Missouri
(State or other jurisdiction of incorporation or organization)
43-1626350
(IRS Employer Identification No.)

132 East High Street, PO Box 688, Jefferson City, Missouri 65102
(Address of principal executive offices)

573-761-6117
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

Hawthorn Bancshares, Inc. held its annual meeting of shareholders on Tuesday, June 6, 2017, at which meeting our shareholders voted upon the following matters:
* The election of two Class I directors to hold office for a term expiring at our 2020 annual meeting of shareholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;
* The ratification and approval of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017;
* The advisory approval of the compensation of our executives disclosed in the proxy statement prepared with respect to the annual meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and
* The shareholder proposal described in the proxy statement prepared with respect to the annual meeting, which concerned the adoption of a policy to require the Chair of the Board of Directors, whenever possible, to be an independent member of the Board.

Election of Directors

At the annual meeting, Kathleen L. Bruegenhemke and Philip D. Freeman each was elected as a Class I director. The following is a summary of the votes cast at the annual meeting with respect to the election of directors:

Kathleen L. Bruegenhemke
For - 2,469,392
Against - 819,974
Abstain - 151,489

Philip D. Freeman
For - 2,507,092
Against - 781,582
Abstain - 152,181

There were 1,042,286 broker non-votes with respect to this matter.

In addition to the two Class I directors elected at the Annual Meeting, the persons continuing their term of office as members of our board of directors are:

Class II Director (term to expire in 2018)
Frank E. Burkhead

Class III Directors (term to expire in 2019)
Kevin L. Riley
David T. Turner

Ratification and Approval of Independent Registered Public Accounting Firm

At the annual meeting, the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017 was ratified and approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For - 4,276,115
Against - 34,500
Abstain - 172,525

There were no broker non-votes with respect to this matter.

Advisory Approval of the Compensation of our Executives

At the annual meeting, the compensation of our executives disclosed in the proxy statement prepared with respect to the annual meeting was approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For - 2,809,874
Against - 384,614
Abstain - 246,367

There were 1,042,286 broker non-votes with respect to this matter.

Shareholder Proposal

At the annual meeting, the shareholder proposal described in the proxy statement prepared with respect to the annual meeting was not approved. The proposal concerned the adoption of a policy to require the Chair of the Board of Directors, whenever possible, to be an independent member of the Board. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For - 1,355,678
Against - 1,823,570
Abstain - 261,606

There were 1,042,286 broker non-votes with respect to this matter.

Additional information regarding the matters voted on at the annual meeting is contained in our proxy statement dated April 21, 2017.

Item 9.01 Financial Statements and Exhibits.

The full text of a press release relating to the results of the annual meeting is furnished as an exhibit to this report on Form 8-K.

A new specimen certificate representing shares of the Company's $1.00 par value Common Stock also is furnished as an exhibit to this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawthorn Bancshares, Inc.

Date:   June 23, 2017
By:	/s/ David T. Turner

Name: David T. Turner
Title: Chairman, CEO & President

Exhibit Index

Exhibit No.	Description
EX-4.1	Specimen certificate representing shares of the Company's $1.00 par value Common Stock
EX-99.1	Hawthorn Bancshares Announces Results of 2017 Annual Meeting